Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re Trident Microsystems, Inc., et al.[1]	Case No. 12-10069 (CSS) (Jointly Admin.)
Reporting Period: August 2012

MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit / Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Yes
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	No	Not required per agreement with UST.
Schedule of Professional Fees Paid	MOR-1b	Yes
Copies of bank statements		Yes	Cash balance detail attached per agreement with UST.
Cash disbursements journals		Yes	Summary document only
Statement of Operations	MOR-2	Yes
Balance Sheet	MOR-3	Yes
Status of Postpetition Taxes	MOR-4	No		Yes
Copies of IRS Form 6123 or payment receipt		No		Yes
Copies of tax returns filed during reporting period		No		Yes
Summary of Unpaid Post-petition Debts	MOR-4	Yes
Listing of aged accounts payable	MOR-4	Yes	Summary document only
Accounts Receivable Reconciliation and Aging	MOR-5	Yes	Summary document only
Debtor Questionnaire	MOR-5	Yes

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Andrew Hinkelman	October 5, 2012
Signature of Authorized Individual*	Date

Andrew Hinkelman	Interim Chief Executive Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.
[1]

The Debtors are the following two entities (the last four digits of their respective taxpayer ID numbers, if any, follow in parentheses): Trident Microsystems, Inc. (6584) and Trident Microsystems (Far East) Ltd.

In re Trident Microsystems, Inc., et al.	Case No. 12-10069 (CSS) (Jointly Admin.)
Reporting Period: August 2012

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

The companies cash reporting systems are based on the calendar week. As a result, cash receipts and disbursements for the period ended August 31, 2012 include activity through week ended September 2, 2012.

TMI - United States	Actuals 7/28/2012 - 9/2/2012	Budget 7/28/2012 - 9/2/2012	Variance 7/28/2012 - 9/2/2012	Actuals Case to Date
Beginning Cash Balance	$487,025	$97,319	$389,706	$977,445

Inflows
Trade Receivable	$(1,398,880)	$—	$(1,398,880)	$720,626
TSA Reimbursements	—	—	—	—
Sale Proceeds	—	—	—	—
Other Inflows	15,405	—	15,405	522,402

Total Inflows	$(1,383,475)	$—	$(1,383,475)	$1,243,028

Outflows
Payroll	$(228,248)	$(135,165)	$(93,083)	$(12,207,730)
Severance	—	(72,850)	72,850	(255,889)
Rent	(49,659)	(114,000)	64,341	(1,043,495)
Accounts Payable	—	—	—	(1,546,755)
Professional Fees	(204,164)	(107,112)	(97,052)	(2,019,383)
Other Expenses	(498,969)	(235,730)	(263,239)	(4,998,457)
Interest Pmt & Capital Charge	—	—	—	—

Total Outflows	$(981,040)	$(664,858)	$(316,183)	$(22,071,709)

Restructuring Outflows
Professional and Advisory Fees	$(2,535,531)	$(2,840,619)	$305,088	$(14,908,847)

Total Restructuring Outflows	$(2,535,531)	$(2,840,619)	$305,088	$(14,908,847)

IC Transfers / Adjustments	$4,734,767	$4,000,000	$734,767	$35,081,828

Net Change in Cash	(165,279)	494,523	(659,803)	(655,700)

Ending Cash Balance - Unrestricted	$321,745	$591,842	$(270,097)	$321,745

In re Trident Microsystems, Inc., et al.	Case No. 12-10069 (CSS) (Jointly Admin.)
Reporting Period: August 2012

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

TMFE - Cayman Islands	Actuals 7/28/2012 - 9/2/2012	Budget 7/28/2012 - 9/2/2012	Variance 7/28/2012 - 9/2/2012	Actuals Case to Date
Beginning Cash Balance	$79,519,646	$88,548,123	$(9,028,477)	$14,659,170

Inflows
Trade Receivable	$0.00	$0.00	$—	$—
TSA Reimbursements	1,419,281	4,589,000	(3,169,719)	7,871,865

Sale Proceeds	—	—	—	85,470,232
Other Inflows	238	2,000,000	(1,999,762)	13,830,974

Total Inflows	$1,419,518	$6,589,000	$(5,169,482)	$107,173,071

Outflows
Accounts Payable	$(2,102,424)	$(337,584)	$(1,764,840)	$(59,835,203)
Other Expenses	(71,837)	(5,200,000)	5,128,163	(166,923)
Interest Pmt & Capital Charge	—	—	—	—

Total Outflows	$(2,174,261)	$(5,537,584)	$3,363,323	$(60,002,126)

Restructuring Outflows
Professional and Advisory Fees	$(282,587)	$(212,000)	$(70,587)	$(2,096,316)

Total Restructuring Outflows	$(282,587)	$(212,000)	$(70,587)	$(2,096,316)

IC Transfers / Adjustments[1]	$(5,084,767)	$(3,575,908)	$(1,508,859)	$13,663,751

Net Change in Cash	(6,122,096)	(2,736,492)	(3,385,604)	58,738,380

Ending Cash Balance - Unrestricted	$73,397,550	$85,811,630	$(12,414,080)	$73,397,550
Restricted Cash in Escrow	3,031,369	—	3,031,369	3,031,369

Total Ending Cash Balance	$76,428,919	$85,811,630	$(9,382,711)	$76,428,919

PERIOD DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES

		TMFE	TMI	TOTAL
Total Disbursements For Calculating U.S. Trustee Quarterly Fees		$2,456,847	$3,516,571	$5,973,418
Less: Transfers To Debtor In Possession Accounts		—	—	—
Plus: Transfers To Non-Debtor Subsidiaries		7,124,048	—	7,124,048
Plus: Estate Disbursements Made By Outside Sources		—	—	—

Total Disbursements For Calculating U.S. Trustee Quarterly Fees		$9,580,895	$3,516,571	$13,097,466

[1]	Note cumulative amount represents gross transfers out of $7,124,048 offset by transfers into TMFE of $2,039,281.

In re Trident Microsystems, Inc., et al.	Case No. 12-10069 (CSS) (Jointly Admin.)
Reporting Period: August 2012

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

Payee	Period Covered	Amount Covered	Payor	Check/Wire		Amount Paid		Year-To-Date
				Number	Date	Fees	Expenses	Fees	Expenses
Alvarez & Marsal	5/1/12 - 6/30/12	$247,774.81	TMI	71907 & 71956	8/8/12 & 8/23/12	$186,807.60	$14,265.31	$482,530.10	$19,659.66
Bayard, P.A.	6/1/12 - 6/30/12	72,579.23	TMI	71957	8/23/12	56,822.80	1,550.73	582,697.60	12,969.80
DLA Piper	6/1/12 - 6/30/12	578,923.53	TMI	9020	8/23/12	441,154.99	14,859.28	4,906,547.13	237,220.13
FTI Consulting, Inc.	5/1/12 - 5/31/12	536,824.59	TMI	9014	8/9/12	507,948.00	28,876.59	2,404,673.00	157,579.86
Imperial Capital	4/1/12 - 5/31/12	366,421.77	TMI	71918 & 71955	8/15/12 & 8/23/12	280,000.00	16,421.77	703,387.10	78,837.21
Kurtzman Carson Consultants	6/1/12 - 6/31/12	138,772.28	TMI	9024	8/29/12	79,881.00	58,891.28	241,410.50	287,858.96
Pachulski Stang Ziehl	4/1/12 - 4/30/12	220,301.30	TMI	71917	8/15/12	171,111.40	6,412.05	700,263.15	40,510.28
PricewaterhouseCoopers	4/1/12 - 6/30/12	806,993.19	TMI	9027	8/31/12	641,169.20	5,531.69	1,104,147.60	8,988.05
Quinn Emanuel	6/1/12 - 6/30/12	29,770.20	TMI	71958	8/23/12	23,772.00	55.20	178,203.90	3,974.36
Maples and Calder[1]	7/1/12 - 7/31/12	118,598.12	TMFE	6628569 & 6638745	8/21/12 & 8/22/12	112,967.82	5,630.30	1,334,448.08	74,771.62
Richards Layton & Finger [2]	Retainer	25,000.00	TMFE	20120808- 00003610	8/8/12	25,000.00	—	25,000.00	—
Solomon Harris	7/3/12 - 8/8/12	24,953.50	TMFE	6662072	8/24/12	24,953.50	—	130,715.75	1,945.38
Zolfo Cooper	7/1/12 - 7/31/12	114,035	TMFE	6055235	8/21/12	97,798	16,237	589,607	24,954

[1]	Amount paid includes court hearing and other miscellaneous fees.
[2]	Amount paid includes retainer only.

In re Trident Microsystems, Inc., et al.	Case No. 12-10069 (CSS) (Jointly Admin.)
Reporting Period: August 2012

SCHEDULE OF CASH ACCOUNT BALANCES1

Company	Bank Name	Bank Account #	Book Balance (USD)
Trident Microsystems, Inc.	Bank of America	xxxxxxx-xxx5067	$—
Trident Microsystems, Inc.	California Bank & Trust MP	xxx-xxx5089	20,689
Trident Microsystems, Inc.	California Bank & Trust Checking	xxx-xxxx8271	275,257
Trident Microsystems, Inc.	California Bank & Trust (payroll)	xxx-xxxx8270	(6,685)
Trident Microsystems, Inc.	E-Trade	xxxx-2507	32,484

Total			$321,745

Company	Bank Name	Bank Account #	Book Balance (USD)
Trident Microsystems (Far East), Ltd.	Bank of America	xxxx-xxxxx-028	$—
Trident Microsystems (Far East), Ltd.	Bank of America	xxxx-xxxxx-010	—
Trident Microsystems (Far East), Ltd.	Bank of America	xxx-xxxx-036	—
Trident Microsystems (Far East), Ltd.	Bank of America	xxx-xxxx-044	5,458,394
Trident Microsystems (Far East), Ltd.	Bank of America	xxx-xxxx-052	4,710
Trident Microsystems (Far East), Ltd.	Bank of America	xxx-xxxx-060	266,511
Trident Microsystems (Far East), Ltd.	California Bank & Trust - Checkling AC	xxx-xxxx3970	66,957,760
Trident Microsystems (Far East), Ltd.	California Bank & Trust - Money Plus	xxx-xxx3709	710,175
Trident Microsystems (Far East), Ltd.	Bank of America	xxxxxxx-xxx5059	—
Trident Microsystems (Far East), Ltd.	Wilmington Trust - Sigma Escrow	xxxxx0-000	1,517,843
Trident Microsystems (Far East), Ltd.	Wilmington Trust - Entropic Escrow	xxxxx2-000	1,513,526

Total			$76,428,919

[1]	Schedule reflects book balance at each Debtor as of September 2, 2012.

BANK RECONCILIATIONS

Bank reconciliations have been prepared for each account listed above.

/s/ Andrew Hinkelman	October 5, 2012
Andrew Hinkelman	Date
Interim Chief Executive Officer

In re Trident Microsystems, Inc., et al.	Case No. 12-10069 (CSS) (Jointly Admin.)
Reporting Period: August 2012

STATEMENT OF OPERATIONS

	TMFE		TMI
	Aug 2012	Cumulative Filing to Date	Aug 2012	Cumulative Filing to Date
Gross Revenue
Third Party[1]	$230,556	$2,010,963	$—	$1,561,239
Affiliates	881,675	70,907,879	—	21,863,458

Net Revenues	$1,112,231	$72,918,843	$—	$23,424,697

Cost of Revenues
Third Party through TMHK[1]	$(32,116)	$46,611,746	$(1,078)	$2,488,433
Affiliates[2]	(8,278,803)	61,340,557	—	—

Total Cost of Revenues	$(8,310,919)	$107,952,303	$(1,078)	$2,488,433

Gross Profit	$9,423,150	$(35,033,460)	$1,078	$20,936,264

Research and development expenses[1]	$8,655	$8,578,157	$21,055	$9,160,971
Selling, general and administrative expenses	48,191	409,019	279,666	13,306,326
Insider Compensation[3]	—	—	25,000	1,684,080
Restructuring Charges	—	—	—	229,243

Total operating expenses	56,846	8,987,176	325,721	24,380,621

Income (loss) from operations	$9,366,304	$(44,020,636)	$(324,643)	$(3,444,357)

Gain (loss) on investment	$—	$(5)	$—	$—
Gain (loss) on acquisition/sale[1]	7,153,387	(726,181)	—	1,513,772
Interest and other income (expense), net (see detail)	3,520,671	7,517,688	3	(759,305)

Income (loss) before income taxes	$20,040,362	$(37,229,134)	$(324,640)	$(2,689,890)

Provision for (benefit from) income taxes	—	129		(1,921,752)

Net Income (Loss) Before Reorganization Items	$20,040,362	$(37,229,262)	$(324,640)	$(768,138)

REORGANIZATION ITEMS
Professional Fees	$—	$1,700,095	$2,017,962	$14,285,989
U.S. Trustee Quarterly Fees	—	30,000	—	26,000
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)	—	—	—	—
Gain (Loss) from Sale of Equipment	—	—	—	—
Other Reorganization Expenses	—	117,558	—	—

Total Reorganization Expenses	$—	$1,847,653	$2,017,962	$14,311,989

Net Profit (Loss)	$20,040,362	$(39,076,915)	$(2,342,602)	$(15,080,127)

Adjustment for Affiliate Receivable	—	—	(8,588,827)	(8,588,827)

Net Profit / (Loss) after Adjustment[1]	$20,040,362	$(39,076,915)	$(10,931,429)	$(23,668,954)

BREAKDOWN OF “OTHER” CATEGORIES
Interest and other income (expense), net
Realized Forex Gain/Loss	$(4,615)	$122,804	$—	$—
Unrealized Forex Gain/Loss	(20,048)	891,298	—	—
Other Income	3,545,171	6,653,814	—	10,255
Interest Expenses	—	(209,001)	—	—
Loss on Disposal of Assets	—	—	—	(769,567)
Currency Remeasurement Adj.	—	41,490	—	—
Interest Earned	164	17,283	3	7

Total	$3,520,671	$7,517,688	$3	$(759,305)

[1]	Cumulative amounts include the effect of adjusting and post-closing entries made to properly reflect activity in prior months.
[2]	TMFE income related to reversal of intercompany service charges as a result of the PWC 2011 transfer pricing study.
[3]	Does not include payments made to insiders on account of trade payables. “Insider” is defined in 11 U.S.C. Section 101(31).

In re Trident Microsystems, Inc., et al.	Case No. 12-10069 (CSS) (Jointly Admin.)
Reporting Period: August 2012

BALANCE SHEET

	TMFE		TMI
	Book Value at August 2012	Book Value on Petition Date	Book Value at August 2012	Book Value on Petition Date
ASSETS
Current assets
Cash and cash equivalents	$76,429,070	$14,033,731	$292,576	$1,254,662
Accounts receivable, net[1]	131,867	1,000,000	(88,042)	1,314,661
Accounts receivable from related parties	2,030,173	1,996,988	234,787	234,787
Inventory	—	11,433,394	—	—
Note receivable from related party[2]	—	20,884,003	—	—
Prepaid expenses and other current assets (see detail)	3,047,448	6,541,527	1,229,857	1,551,933

Total current assets	$81,638,558	$55,889,643	$1,669,178	$4,356,043

Property and equipment, net	$—	$391,732	$—	$2,327,797
Intangible Assets, net	—	43,913,014	—	—
Affiliates Receivable	20,514,752	43,295,725	78,561,572	95,861,080
Other Non-current Assets (see detail)	56,149,638	73,815,092	197,961,542	198,408,481

Total Assets	$158,302,948	$217,305,206	$278,192,292	$300,953,401

LIABILITIES AND OWNER EQUITY
LIABILITIES NOT SUBJECT TO COMPROMISE
Accounts Payable	$66,270	$—	$32,963	$—
Taxes Payable	172,489	—	—	—
Wages Payable	—	—	—	—
Notes Payable	—	—	—	—
Rent/Leases – Building/Equipment	—	—	—	—
Secured Debt/Adequate Protection Payments	—	—	—	—
Professional Fees	—	—	1,138,430	—
Affiliates Payable	9,115,065	—	3,125,706	—
Amounts Due to Insiders[3]	1,443,512	—	270,500	—
Other Post-petition Liabilities (see detail)	23,353,755	—	2,172,501	—

TOTAL POST-PETITION LIABILITIES	$34,151,091	$—	$6,740,100	$—

LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt	$—	$—	$—	$—
Priority Debt[4]	156,728	—	23,933,811	24,009,745
Unsecured Debt	130,126,643	184,359,805	8,253,917	13,324,750

TOTAL PRE-PETITION LIABILITIES	$130,283,371	$184,359,805	$32,187,727	$37,334,495

TOTAL LIABILITIES	$164,434,462	$184,359,805	$38,927,827	$37,334,495

OWNER EQUITY
Capital Stock	$1,282	$1,282	$(198,085)	$(197,998)
Additional Paid-In Capital	171,714,557	171,714,557	356,070,345	356,755,746
Retained Earnings – Pre-Petition	(138,770,438)	(138,770,438)	(92,938,842)	(92,938,842)
Retained Earnings – Post-petition[5]	(39,076,915)	—	(23,668,953)	—

NET OWNER EQUITY	(6,131,514)	32,945,401	239,264,465	263,618,906

TOTAL LIABILITIES AND OWNERS EQUITY	$158,302,948	$217,305,206	$278,192,292	$300,953,401

[1]	Credit balance is offset by outstanding receivables in TMHK.
[2]	TMFE balance at petition date was settled as part of the Entropic and Sigma sales.
[3]	“Insider” is defined in 11 U.S.C. Section 101(31).
[4]	TMI balance reflects long-term provision for contingent tax liability which will be written off.
[5]	Retained earnings balance includes the effect of adjusting and post-closing entries made to properly reflect activity in prior months.

In re Trident Microsystems, Inc., et al.	Case No. 12-10069 (CSS) (Jointly Admin.)
Reporting Period: August 2012

BALANCE SHEET

	TMFE		TMI
	Book Value at August 2012	Book Value on Petition Date	Book Value at August 2012	Book Value on Petition Date
BREAKDOWN OF “OTHER” CATEGORIES

PREPAID EXPENSES AND OTHER CURRENT ASSETS
Deferred Tax Asset	$—	$—	$301,133	$301,133
Prepaid Income Taxes	—	—	—	(1,910,771)
Other Prepaid & Receivables	2,989,425	3,673,512	928,724	3,161,571
VAT Receivable	58,022	2,868,014	—	—

Total	$3,047,448	$6,541,527	$1,229,857	$1,551,933

OTHER NON-CURRENT ASSETS
Deferred Taxes Non-Current	$—	$—	$(2,629,465)	$(2,629,465)
Other Deferred Charges	2	2	—	—
Long Term Equity Investments	807,254	807,259	—	—
Investment in Subsidiaries	55,342,382	55,342,382	200,504,592	200,504,592
Other Non-Current Assets	—	17,665,449	86,415	533,355

Total	$56,149,638	$73,815,092	$197,961,542	$198,408,481

OTHER POSTPETITION LIABILITIES
Accrued Employee Expense	$—	$—	$173,925	$—
Receipts Accrual	—	—	—	—
Accrued Professional Fees	—	—	1,564,208	—
Accrued Restructuring	—	—	332,061	—
Deferred Rent	—	—	—	—
Customer Prepaid	3,111,111	—	—	—
Accrued NRE	16,550	—	—	—
Accrued Royalties	(498,594)	—	—	—
Other Accrued Expenses	(16,173)	—	38,430	—
Other Liabilities	4,472	—	63,877	—
Sigma Payable	5,936,389	—	—	—
Entropic Payable	—	—	—	—
Deferred Margin[1]	14,800,000	—	—	—

Total	$23,353,755	$—	$2,172,501	$—

[1]	TMFE deferred margin will be written off in a subsequent reporting period.

In re Trident Microsystems, Inc., et al.	Case No. 12-10069 (CSS) (Jointly Admin.)
Reporting Period: August 2012

STATUS OF POSTPETITION TAXES

I hereby certify that: (1) all state and federal postpetition taxes and estimates due and owing for the period of August 2012 for Trident Microsystems, Inc. and Trident Microsystems (Far East) Ltd. have been paid, (2) all state and federal tax returns for the period of August 2012 have been duly completed and submitted on behalf of Trident Microsystems, Inc. and Trident Microsystems (Far East) Ltd. or (3) to the extent that any payments have not been made or tax returns have not been submitted an extension has been obtained from the appropriate state or federal agency.

/s/ Andrew Hinkelman	October 5, 2012
Andrew Hinkelman	Date
Interim Chief Executive Officer

SUMMARY OF UNPAID POSTPETITION DEBTS

	Number of Days Past Due
Trident Microsystems, Inc. (TMI)	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	$21,783	$11,180	$—	$—	$—	$32,963
Wages Payable	—	—	—	—	—	—
Taxes Payable	—	—	—	—	—	—
Rent/Leases-Building	—	—	—	—	—	—
Secured Debt/Adequate Protection Payments	—	—	—	—	—	—
Professional Fees	109,505	857,762	28,142	143,021	—	1,138,430
Affiliates Payable	(1,086,842)	540,844	942,818	1,129,354	1,599,532	3,125,706
Amounts Due to Insiders*	—	—	270,500	—	—	270,500
Other Accrued Payable	2,172,501	—	—	—	—	2,172,501

Total Postpetition Debts	$1,216,947	$1,409,787	$1,241,459	$1,272,375	$1,599,532	$6,740,101

	Number of Days Past Due
Trident Microsystems (Far East), Ltd.	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	$74,014	$48,506	$43,931	$(2,701)	$(97,480)	$66,270
Wages Payable	—	—	—	—	—	—
Taxes Payable	38,216	13,867	120,406	—	—	172,489
Rent/Leases-Building	—	—	—	—	—	—
Secured Debt/Adequate Protection Payments	—	—	—	—	—	—
Professional Fees	—	—	—	—	—	—
Affiliates Payable	(10,019,178)	(350,126)	370,043	(720,588)	19,834,913	9,115,065
Amounts Due to Insiders*	(58,702)	39,784	76,387	72,443	1,313,600	1,443,512
Other Accrued Payable	23,026,561	97,222	(670,620)	132,716	767,875	23,353,754

Total Postpetition Debts	$13,060,911	$(150,746)	$(59,852)	$(518,131)	$21,818,908	$34,151,090

Explain how and when the Debtor intends to pay any past-due postpetition debts:

Debts will be paid in accordance with the court-approved cash management order.

*	“Insider” is defined in 11 U.S.C. Section 101(31).

In re Trident Microsystems, Inc., et al.	Case No. 12-10069 (CSS) (Jointly Admin.)
Reporting Period: August 2012

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

	TMI	TMFE
Accounts Receivable Reconciliation
Total Accounts Receivable at the beginning of the reporting period	$704,926	$5,581,854
+ Amounts billed during the period	—	230,556
- Amounts collected during the period	554,940	3,650,370

Total Accounts Receivable at the end of the reporting period	$149,986	$2,162,040

Accounts Receivable Aging
0 - 30 days old	$3,241	$2,162,040
31 - 60 days old	—	—
61 - 90 days old	—	—
91+ days old	146,745	—

Total Accounts Receivable	$149,986	$2,162,040
Amount considered uncollectible (Bad Debt)	—	—

Accounts Receivable (Net)	$149,986	$2,162,040

DEBTOR QUESTIONNAIRE

	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X

2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X

3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X

4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.		X